               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                  Empire Resources, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                             EMPIRE RESOURCES, INC.
                                One Parker Plaza
                           Fort Lee, New Jersey 07024

                                   ----------

                            NOTICE OF ANNUAL MEETING

                                   ----------
                                                                  April 28, 2006

Dear Stockholder:

      The Annual Meeting of Stockholders of EMPIRE RESOURCES, INC. will be held on Monday, June 26, 2006 at 11:00 a.m., local time, at the Clinton Inn Hotel, 145 Dean Drive, Tenafly, New Jersey 07670.

      The Board of Directors has fixed the close of business on April 24, 2006 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting. The Annual Meeting will be held for the following purposes:

      o     To elect a Board of Directors;

      o To ratify the appointment of our independent auditors for the year ending December 31, 2006;

      o     To approve the Company's 2006 Stock Option Plan; and

      o To consider and act upon any other matters which may properly be brought before the annual meeting or any adjournments or postponements thereof.

      Your vote is important. Please complete and return the enclosed proxy in the envelope provided whether or not you intend to be present at the meeting in person. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy and vote your shares in person.

                                         By Order of the Board of Directors,
                                         /s/ Sandra Kahn
                                         SANDRA KAHN
                                         Vice President, Chief Financial Officer
                                         and Secretary and Treasurer

                             EMPIRE RESOURCES, INC.
                                One Parker Plaza
                           Fort Lee, New Jersey 07024

                          -----------------------------
                          P R O X Y   S T A T E M E N T
                          -----------------------------

                              Questions and Answers

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you owned shares of common stock of Empire Resources, Inc. at the close of business on the April 24, 2006 record date for the annual meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

What is being voted on?

At the annual meeting, stockholders entitled to vote will act upon the following matters as set forth in the accompanying notice of meeting:

      o     election of the Board of Directors;

      o ratification of the appointment of the Company's independent auditors for the year ending December 31, 2006;

      o     approval of the 2006 Stock Option Plan; and

      o     any other matters that may properly come before the meeting.

How does the board recommend I vote on the proposals?

The Board recommends a vote FOR each of the nominees and FOR each other proposal.

Who is entitled to vote?

Stockholders as of the close of business on April 24, 2006, the record date, are entitled to vote at the annual meeting.

How do I vote?

Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the two proposals. You can also vote in person by attending the annual meeting.

Can I revoke my proxy?

You have the right to revoke your proxy at any time before the meeting by:

      o notifying the Corporate Secretary, Sandra Kahn, at the address shown above;

      o     voting in person at the annual meeting; or

      o     returning a later-dated proxy card.

Who will count the vote?

Representatives of our transfer agent, American Stock Transfer & Trust Co., will count the votes.

Is my vote confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Co., and handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit American Stock Transfer & Trust Co. to tabulate and certify the vote; and (2) as required by law. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management. Your identity will be kept confidential unless you ask that your name be disclosed.

How many shares can vote?

As of April 24, 2006, the record date, there were 9,763,184 shares of common stock outstanding and entitled to vote. Every stockholder of common stock is entitled to one vote for each share held.

What is a "quorum"?

A "quorum" is a majority of the shares entitled to vote at the meeting. These shares must be present at the meeting either in person or represented by proxy. If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. All "broker non-votes" will be counted in determining whether a quorum is present. "Broker non-votes" are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients and the brokerage firm or other nominee does not have or exercise voting discretion. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote or votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

What vote is required?

Each share of our common stock outstanding on the record date will be entitled to one vote on each of the nine director nominees and one vote on each other matter. The nine nominees for election as directors who receive the most votes "for" election will be elected (Proposal 1). Approval of each other proposal will require an affirmative vote of the majority of the shares of common stock present or represented at the annual meeting.

Who can attend the annual meeting?

All stockholders as of the close of business on the record date may attend. Tickets are not required, but photo identification must be presented. Stockholders who hold ownership "in street name" through a broker will be required to present evidence of ownership for admission to the meeting.

How will voting on any other business be conducted?

We do not know of any business to be considered at the 2006 annual meeting other than the proposals described in this proxy statement. If any other business is properly presented at the annual meeting, your signed proxy card gives authority to William Spier, our Chairman of the Board, and Nathan Kahn, our President and Chief Executive Officer, to vote on such matters in their discretion.

Who are the largest principal stockholders?

As of April 24, 2006, the record date, Nathan Kahn and Sandra Kahn together beneficially owned 4,777,523 shares of common stock which represented 48.8% of the then outstanding common stock.

When are stockholder proposals for the 2007 annual meeting due?

All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Sandra Kahn, Secretary, Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024 prior to December 29, 2006. Such proposals must also comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

All other stockholder proposals submitted for consideration at the 2007 annual meeting, but not intended to be included, under Rule 14a-8, in Empire's proxy statement must provide the information as required by our bylaws and give timely notice to the Company's Secretary in accordance with our bylaws, which, in general, require that the notice be received by the Company's Secretary:

      o not earlier than the close of business 90 days before our 2007 annual meeting, and

      o not later than the close of business 60 days before our 2007 annual meeting.

Can a stockholder nominate, or recommend for nomination, someone to be a director of the company?

As a stockholder, you may nominate any person for election as director by writing to Sandra Kahn, Secretary, c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024. All nominations must be received by the Company's Secretary within the time period specified in our bylaws, which generally is not less than 60 days and not more than 90 days prior to the meeting together with all supporting documentation required by the Company's bylaws. Each nomination must be accompanied by the name, age, residence and business address of the person being nominated. The nomination must also include a representation that the stockholder is a record holder of the Company's stock or holds the stock through a broker, a statement of the number and class of shares held by the stockholder and by each person being nominated by the stockholder, information regarding each nominee that would be required to be included in a proxy statement and a description of any arrangement or understanding between and among the stockholder and each and every nominee. You may recommend someone for nomination as a director by our Board of Directors by following the same procedures described above. For further information, please see our bylaws. If a stockholder should recommend a candidate, the Nominating Committee would evaluate that candidate on the basis of the criteria set forth in its charter and by such other criteria that it deems appropriate. Finally, the nominations must include the written consent of each nominee to serve as a director, if elected.

Who is soliciting and paying for the solicitation of my vote?

This proxy solicitation is being made and paid for by Empire Resources, Inc.

When was this proxy statement mailed to stockholders?

This proxy statement was first mailed to stockholders on or about April 28, 2006.

                            PROPOSALS YOU MAY VOTE ON

Proposal 1--Election of directors

Our board of directors currently consists of nine directors, and there are nine nominees for election this year. Eight of the nine nominees currently serve as directors. A majority of the nominees for election meet the standards of independence adopted by the American Stock Exchange. All of our directors are elected annually, and serve a one-year term until the next annual meeting. If any director is unable to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate. The nine nominees for election as directors who receive the most votes "for" election will be elected. A biographical description of each nominee appears below.

      The board of directors unanimously recommends a vote FOR each of these directors.

Proposal 2--Ratification of the appointment of Eisner LLP as independent auditors.

      Our audit committee has recommended, and our board of directors has approved, the selection of Eisner LLP as our independent auditors for the year ending December 31, 2006. Stockholder ratification of the selection of Eisner LLP as the Company's independent auditors is not required by the Company's bylaws or otherwise. However, the board of directors is submitting the selection of Eisner LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      A representative of Eisner LLP is expected to attend the annual meeting. He will have the opportunity to speak at the meeting if he wishes. He will also respond to appropriate questions.

      The board of directors unanimously recommends a vote FOR the ratification of the appointment of Eisner LLP as independent auditors for the year ending December 31, 2006.

Proposal 3--Approval of the 2006 Stock Option Plan.

      The board is proposing for stockholder approval of the Empire Resources, Inc. 2006 Stock Option Plan. The 2006 Stock Option Plan is intended to provide to the employees, officers, directors, consultants or advisors of, and other persons providing goods or services to, the Company, any of its subsidiaries or any parent of the Company with a more direct stake in the future welfare of the Company, encourage them to remain employed by or associated with the Company and encourage other qualified persons to seek and accept employment or association with the Company.

      A copy of the Empire Resources, Inc. 2006 Stock Option Plan is attached to this Proxy Statement as Annex A.

      The board of directors unanimously recommends a vote FOR the approval of the 2006 Stock Option Plan.

                       NOMINEES FOR THE BOARD OF DIRECTORS

      The following biographical descriptions set forth certain information with respect to the nominees for election at the annual meeting, based on information furnished to Empire Resources by each director. The following information is correct as of April 24, 2006.

WILLIAM SPIER                                                Director since 1996
Age 71

      Mr. Spier has been a director of the Company since October 1996 and was Acting Chief Executive Officer from November 1997 until September 1999. Mr. Spier presently is the non-executive Chairman of the Board of the Company. Mr. Spier has been a private investor since 1982. He also served as Chairman of DeSoto, Inc., a manufacturer and distributor of cleaning products, from May 1991 through September 1996, and as Chief Executive Officer of DeSoto, Inc., from May 1991 to January 1994 and from September 1995 through September 1996. Mr. Spier retired as Vice Chairman of Phibro-Salomon, Inc. in 1981.

NATHAN KAHN                                                  Director since 1999
Age 51

      Mr. Kahn has been the Chief Executive Officer, President and a director of the Company since September 1999. Prior to that time, Mr. Kahn was the President and a director of the Company from the time of its formation in 1984 until its merger with Integrated Technology USA, Inc. in September 1999. Mr. Kahn has also been the President and a director of Empire Resources Pacific Ltd. ("Empire-Pacific"), the sales agent in Australia and New Zealand for Empire Resources, since its formation in 1996.

SANDRA KAHN                                                  Director since 1999
Age 48

      Ms. Kahn has been a Vice President, the Chief Financial Officer and a director of the Company since September 1999. Prior to that time, Ms. Kahn was the Secretary and Treasurer and a director of the Company from the time of its formation in 1984 until its merger with Integrated Technology USA, Inc. in September 1999. Ms. Kahn has also been the Secretary and Treasurer and a director of Empire-Pacific since its formation in 1996.

HARVEY WRUBEL                                                Director since 2000
Age 52

      Mr. Wrubel has been the Vice President of Sales/Director of Marketing of the Company since September 1999. Prior to that time, Mr. Wrubel was the Vice President of Sales/Director of Marketing of the Company for more than five years.

JACK BENDHEIM                                                Director since 1999
Age 59

      Mr. Bendheim has been a director of the Company since September 1999. He is the Chairman and President of Phibro Animal Health Corporation for more than the prior five years. Mr. Bendheim is also a director of The Berkshire Bank.

PETER G. HOWARD                                              Director since 1999
Age 70

      Mr. Howard has been a director of the Company since September 1999. He has also been the Managing Director of Empire-Pacific since 1996. From 1961 to 1995, Mr. Howard held various positions within the aluminum industry, the most recent of which was Divisional General Manager of Comalco Rolled Products, a unit of Comalco Aluminum Ltd., an aluminum producer.

NATHAN MAZUREK                                               Director since 1999
Age 43

      Mr. Mazurek has been the President of Provident Industries, a diversified manufacturer of electrical systems and components, for more than the past five years.

MORRIS J. SMITH                                              Director since 1994
Age 48

      Since 1993, Mr. Smith has been a private investor and investment consultant. Prior thereto, Mr. Smith was employed for a period of more than five years by Fidelity Investments as a portfolio manager.

L.R. MILNER                                                  Director since 2005
Age 60

      Mr. Milner is retired. He joined Alcoa in 1968 and enjoyed a thirty-six year career with Alcoa before retiring in 2004. During his tenure with Alcoa, he held positions in sales and marketing both in the domestic and international markets. In 1987, he was named Director of Corporate Development and was elected a Vice President in 1991. He served as Vice President of Corporate Development until his retirement.

Family Relationships

      Nathan Kahn and Sandra Kahn are husband and wife.

                               EXECUTIVE OFFICERS

      Our executive officers and their ages as of April 24, 2006 are as follows:

      Nathan Kahn....  51   Chief Executive Officer, President and Director
      Sandra Kahn....  48   Chief Financial Officer, Vice President and Director
      Harvey Wrubel..  52   Vice President of Sales and Director

      Biographical information with respect to Ms. Kahn and Messrs. Kahn and Wrubel is set forth above in "Nominees for the Board of Directors."

                        STATEMENT OF CORPORATE GOVERNANCE

      Our business is managed under the direction of the board of directors. The directors delegate the conduct of business to our senior management team.

      Our directors meet four times a year in regularly scheduled meetings or as deemed necessary. The directors held four meetings during 2005. The Chairman of our board of directors in consultation with our Chief Executive Officer usually determines the agenda for the meetings. Each of our directors receives the agenda and supporting information in advance of the meetings. Any of our directors may raise other matters at the meetings. The chief executive officer, chief financial officer and other members of senior management make presentations to our directors at the meetings and a substantial portion of the meeting time is devoted to directors' discussion of these presentations. Significant matters that require directors' approval are voted on at the meetings.

      It is our policy that all members of the board of directors attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. All of our board members except one attended the annual meeting of stockholders held in 2005. We generally hold a meeting of the board of directors on the same date as the annual stockholder meeting.

      Our directors have access to senior management. They may also seek independent, outside advice.

      Committee Structure. The board of directors considers all major decisions. The board of directors has established four standing committees so that certain areas can be addressed in more depth than may be possible at a full meeting of the board of directors. Each committee is chaired by an independent, outside director.

      Audit Committee. The audit committee assures the credibility of our financial reporting by providing oversight of our financial reporting process and our internal controls. The audit committee reports on its activities to the board of directors. During 2005, the audit committee held four meetings. The audit committee is comprised of William Spier, Jack Bendheim and Nathan Mazurek. Each of the members of the audit committee was considered independent for the year ended December 31, 2005, as such term is defined under the listing standards of the American Stock Exchange. The board of directors has determined that Mr. Bendheim meets the criteria for an "audit committee financial expert" as that term has been defined by the Securities and Exchange Commission. The audit committee has adopted a charter pursuant to which it conducts its activities, a copy of which is available on the Company's website at www.empireresources.com.

      Compensation Committee. The compensation committee advises and guides the board of directors in determining the compensation of executive officers and senior management, and reviews our general employee compensation and benefits policies and practices. During 2005, the compensation committee held one meeting. The compensation committee is comprised of William Spier and Jack Bendheim. The compensation committee operates under a written charter, a copy of which is available on the Company's website at www.empireresources.com.

      Stock Options Committee. The stock option committee consults with management regarding the administration of our stock option plan and approves grants of options to directors, executive officers and other employees. The stock option committee did not meet in 2005 and no stock options were granted during the year. The stock options committee is comprised of William Spier, Jack Bendheim and Nathan Mazurek.

      Nominating Committee. The nominating committee is responsible for making recommendations to the board of directors of persons to serve as directors of the Company and as chairmen and members of committees of the board of directors. The nominating committee is also responsible for certain corporate governance practices, including the development of ethical conduct standards for our directors, officers and employees and an annual evaluation to determine whether the board of directors and its committees are functioning effectively. The nominating committee operates under a written charter, a copy of which is available on the Company's website at www.empireresources.com.

      The members of the nominating committee are William Spier and Nathan Mazurek, each of whom the board of directors has determined to be independent under the listing standards adopted by the American Stock Exchange. The nominating committee held one meeting during 2005.

      The nominating committee expects to identify nominees to serve as directors of the Company primarily by accepting and considering the suggestions and nominee recommendations made by directors, management and stockholders. To date, our nominating committee has not engaged any third parties to assist it in identifying candidates for the board of directors. The nominating committee has not established specific minimum qualifications for recommended nominees. However, as a matter of practice, the nominating committee evaluates recommended nominees for directors based on their integrity, judgment, independence, financial and business acumen, relevant experience, and their ability to represent and act on behalf of all stockholders, as well as the needs of the board of directors. The nominating committee will determine from time to time whether the board has special needs or requirements, including the need for additional independent directors, financial expertise, industry expertise or other specific knowledge or skills. The nominating committee will compile a complete list of candidates recommended from any valid source and evaluate each candidate. Each candidate will be evaluated in comparison to the board's minimum director qualifications, which include, but are not limited to, those individuals with the highest standards of morality, ethics and integrity, a successful career in a related field or expertise requested by the board, and the ability to commit the appropriate time to the board and committee meetings. Each candidate will be further evaluated in the context of the current composition of the board.

                             AUDIT COMMITTEE REPORT

      The following report is not deemed to be part of a document filed with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

      Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee's responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company's independent auditors. The responsibilities of the audit committee are set forth in its written charter, as adopted by the board of directors.

      The members of the audit committee are not professionally engaged in the practice of auditing or accounting and rely, without independent verification, on the information provided to them and on the representations made to them by management and the independent accountants. Each of the members of the audit committee was considered independent for the year ended December 31, 2005, as such term is defined under the listing standards of the American Stock Exchange.

Review with Management

      The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Auditors

      The audit committee has discussed with Eisner LLP, the Company's independent auditors, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors' independence. The audit committee has also considered the compatibility of non-audit services with the auditors' independence.

Audit Fees

      The aggregate fees billed by Eisner LLP for professional services rendered for the audit of our annual financial statements for the two most recent fiscal years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the same fiscal years were $120,795 for 2005 and were $113,500 for 2004.

Audit-Related Fees

      Eisner LLP has not rendered any audit-related services during the years 2005 and 2004.

Tax Fees

      The aggregate fees billed by Eisner LLP for services rendered to us for tax compliance, tax advice and tax planning for our two most recent fiscal years ended December 31, 2005 and 2004 were approximately $46,800 and $40,300, respectively.

All Other Fees

      During 2005, Eisner LLP has not rendered any other services.

      Audit Fees and Tax Fees encompass all of the fees for our two most recent fiscal years ended December 31, 2005 and 2004 billed by Eisner LLP for services rendered to us.

Fee Pre-Approval Policy

      The audit committee has approved the engagement of Eisner LLP and has approved a budget for audit, audit related and tax related fees for services to be rendered for our 2006 fiscal year. The audit committee, or a member of the committee, must pre-approve any non-audit service provided to us by our independent auditor. The audit committee also approved the engagement of Eisner LLP for the audit performed for our fiscal years ended December 31, 2005 and 2004. All audit and non-audit services were delivered in accordance with the Company's Pre-Approval Policy.

Conclusion

      Based on the audit committee's discussion with management and the independent auditors, the audit committee's review of the audited financial statements, the representations of management and the report of the independent auditors to the audit committee, the audit committee recommends that the board of directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission. The audit committee also appointed Eisner LLP to serve as independent auditors for the year ended December 31, 2006, subject to ratification of such appointment by the stockholders of the Company.

                                       AUDIT COMMITTEE:
                                       Jack Bendheim
                                       Nathan Mazurek
                                       William Spier

                             DIRECTORS' COMPENSATION

      During 2005, the non-executive Chairman of the Board was paid $30,000 as consideration for his services. During 2005, each director was paid $1,000 for attendance (in person or by telephone) at meetings of the board of directors, and all directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings.

                             EXECUTIVE COMPENSATION

Executive Compensation

      The following table sets forth for the periods indicated information concerning the compensation earned by the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers earning in excess of $100,000 in salary and bonus in 2005.

                           Summary Compensation Table

                                                                                Long-Term
                                                                              Compensation
                                                       Annual Compensation       Awards
                                                      ---------------------   ------------
                                                                               Securities
                                                                               Underlying
                                                                                 Options       All Other
                                               Year     Salary      Bonus          (#)       Compensation
                                               ----   ---------   ---------   ------------   ------------
Nathan Kahn.................................   2005   $ 475,000   $ 300,000           0      $    3,500(1)
   Chief Executive Officer and President       2004   $ 459,450   $ 150,000       2,000      $    2,500(1)
                                               2003   $ 450,000   $ 100,000       2,000      $    2,000(1)

Sandra Kahn.................................   2005   $ 200,000   $  50,000           0      $    3,500(1)
   Vice President, Chief Financial Officer,    2004   $ 175,000   $  25,000       2,000      $    2,500(1)
   Treasurer and Secretary                     2003   $ 175,000   $  25,000       2,000      $    2,000(1)

Harvey Wrubel...............................   2005   $ 300,000   $ 999,310           0      $    3,500(1)
   Vice President of Sales                     2004   $ 280,768   $ 749,060       2,000      $    2,500(1)
                                               2003   $ 275,000   $ 512,980       2,000      $    2,000(1)

----------
(1) Represents directors' fees.

Employment Agreements

Employment Agreements with Nathan Kahn and Sandra Kahn

      On September 17, 1999, the Company entered into employment agreements with each of Nathan Kahn and Sandra Kahn. Certain information regarding these agreements is set forth below.

      Term. The initial term of each agreement was three years. Each agreement provided that the term will be extended automatically for successive two-year periods unless either party gives written notice of termination at least 180 days prior to the end of the initial term or the then additional term, as the case may be. Each agreement provides that the Company may terminate the agreement upon the Disability of the executive or for Cause (as such terms are defined the agreement).

      Base Salary. The Company has agreed to pay Nathan Kahn a current base salary of $500,000 per annum and Sandra Kahn a current base salary of $225,000 per annum. These amounts may be increased, but not decreased, by the Board of Directors. The base salary provided for by each agreement is subject to possible upward annual adjustments based upon changes in a designated cost of living index.

      Non-Compete. Each agreement provides that during the Specified Period (as defined below) the employee will not, among other things, directly or indirectly, be engaged as a principal in any other business activity or conduct which competes with the business of the Company or be an employee, consultant, director, principal, stockholder, advisor of, or otherwise be affiliated with, any such business, activity or conduct. "Specified Period" means the employee's period of employment and the four-year period thereafter, provided that if the employee's employment is terminated for Disability or without Cause (or the employee voluntarily terminates his or her employment following a breach by the Company), the Specified Period will terminate two years after the employee's employment terminates.

Employment Agreement with Harvey Wrubel

      On September 17, 1999, the Company entered into an employment agreement with Harvey Wrubel. Certain information regarding this agreement is set forth below.

      Term. The initial term of this agreement was until December 31, 2002. The agreement provides that the term will be extended automatically for successive two-year periods unless either party gives written notice of termination at least 90 days prior to the end of the original term or the then additional term, as the case may be. The agreement provides that the Company may terminate the agreement any time with or without Cause (as such term is defined in the agreement). However, if the Company terminates the agreement without Cause, the employee is entitled to continue receiving his base salary until the scheduled end of the term. Mr. Wrubel's contract extended automatically pursuant to the terms of his agreement.

      Base Salary. Mr. Wrubel's current base salary is $300,000. This amount may be increased, but not decreased, by the Board of Directors. The base salary is subject to possible upward annual adjustments based upon changes in a designated cost of living index.

      Performance-Based Compensation. In addition to base salary, the agreement provides that the Company shall pay the employee performance-based compensation in accordance with a formula provided for in the agreement.

      Non-Compete. The agreement provides that, during the employment term and for 12 months thereafter, the employee will not, among other things, be engaged in, or be, an employee, director, partner, principal, stockholder or advisor of any business, activity or conduct which competes with the business of the Company. During any period following termination of the employee's employment the foregoing will only apply to competition with regard to aluminum and such other commodities as were being sold by the Company within six months prior to such termination.

                          COMPENSATION COMMITTEE REPORT

      The following report is not deemed to be part of a document filed with the SEC pursuant to Securities Act or the Exchange Act, and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

      General. The Compensation Committee (the "Committee") reviews and approves compensation levels for the Company's executive officers. In evaluating the performance of members of senior management, the Committee has access to, and in its discretion may meet with, any officer or other employee of Empire or its subsidiaries. The Committee held one meeting during the fiscal year ended December 31, 2005.

      Compensation Philosophy. Empire must offer competitive salaries and other benefits to be able to attract, retain and motivate highly-qualified and experienced executives; cash compensation for executives in excess of base salaries should be tied to Empire's performance, individual performance or both; and the financial interests of Empire's executives should be aligned with the financial interests of the stockholders, primarily through equity incentive plans. Empire benchmarks its total compensation levels by comparing itself to other comparable companies, in order to make Empire's compensation opportunities competitive with what other leading organizations are providing.

      Base Salary. The Committee establishes the base salaries of executive officers at levels it determines are appropriate in light of the duties and scope of responsibilities of each officer's position. The Committee reviews executive officer salaries regularly, usually at least once every 12 months, and makes adjustments as warranted to reflect continued individual contributions, sustained performance and competitive market factors. The Committee measures individual contributions and performance against total annual compensation, including incentive awards, rather than against base salary alone.

      Compensation of the Chief Executive Officer. The Chief Executive Officer, Nathan Kahn, is compensated based on an employment agreement entered into in September 1999, which established the terms and conditions of his employment with Empire, including a minimum base salary, minimum levels of participation in incentive plans, the minimum benefits to which he was entitled under the compensation plans available to Empire's executive officers and payments or benefits to which he would be entitled upon termination of his employment. See "Employment Agreements" above. The Committee typically reviews the base salary of the Chief Executive Officer at least every 12 months pursuant to the same policies the Committee uses to evaluate the base salaries of the other executive officers. Mr. Kahn's compensation was reviewed by the Committee during the year 2005 and was increased by the Committee, based upon an assessment of the competitiveness of his total compensation package and the existing economic environment.

      For the 2005 fiscal year, the Compensation Committee awarded Mr. Kahn a bonus of $475,000. In making the award, the Compensation Committee took into account Mr. Kahn's role in furthering the strategic goals of Empire Resources, Inc., his specific contribution to outstanding 2005 results, and the levels of bonus compensation paid to senior management in comparable companies.

      Specifically, the Compensation Committee noted the results of Mr. Kahn's leadership in almost doubling Empire Resources' net income and his role in orchestrating and providing the strategic direction for the establishment of the European branch.

      162(m) Tax Deductibility. Section 162(m) of the Code prohibits the deduction by a publicly held corporation of compensation paid to a "covered employee" in excess of $1 million per year, subject to exceptions for certain performance-based compensation. Generally, Empire's covered employees are those executive officers listed in the Summary Compensation Table above. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Compensation Committee in light of Empire's overall compensation philosophy and objectives. The Compensation Committee believes that long-term stockholder value is enhanced by appropriately rewarding desirable corporate and individual performance achievements and that under existing circumstances such value may outweigh the advantages of qualifying compensation as deductible under Section 162(m).

                                          COMPENSATION COMMITTEE:
                                          Mr. Jack Bendheim
                                          Mr. William Spier

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2005, William Spier and Jack Bendheim served on the Compensation Committee of the Company's board of directors for the entire year. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2005 or had any business relationship or affiliation with the Company or any of its subsidiaries (other than service as a director and in the case of Mr. Spier, service as the non-executive chairman). During 2005 none of our executive officers served on the compensation committee (or the equivalent), or board of directors, of another entity whose executive officer(s) served on our Compensation Committee or Board of Directors.

                             STOCK PERFORMANCE GRAPH

      The stock price performance graph depicted below is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express consent of the Company.

      The following graph compares the yearly percentage change in the cumulative total stockholder return (i.e. stock price growth plus dividends) on our common stock, based on the market price of our common stock, with the total return of U.S. companies listed on the AMEX Stock Market and the AMEX companies included within our industry grouping (SIC 5050--5059 U.S. Companies, Metals and Minerals, Except Petroleum). This graph was prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business. The calculation of total cumulative return assumes a $100 investment in our common stock, the U.S. companies listed AMEX Stock Market and in the AMEX companies included within our industry grouping (SIC 5050--5059 U.S. Companies, Metals and Minerals, Except Petroleum) on December 31, 2000, and that all dividends were reinvested.

                Comparison of Five--Year Cumulative Total Returns
                              Performance Graph for
                             Empire Resources, Inc.

                               [PERFORMANCE GRAPH]

                                     Legend

 Symbol      CRSP Total Returns Index for:              12/2000   12/2001   12/2002   12/2003   12/2004   12/2005
----------   ----------------------------------------   -------   -------   -------   -------   -------   -------
[GRAPHICS]   Empire Resources, Inc.                       100.0     102.9     160.0     478.1     526.8     1449.5
[GRAPHICS]   AMEX Stock Market (US Companies)             100.0      93.1      76.1     103.0     119.0      128.8
[GRAPHICS]   AMEX Stocks (SIC 5050-5059 US Companies)     100.0      87.3      54.1     132.9     230.2      457.3
             Metals and Minerals, Except Petroleum

Notes:
      A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

      B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

      C. If the monthly interval, based on the fiscal year--end, is not a trading day, the preceding trading day is used.

      D.    The index level for all series was set to $100.0 on 12/29/2000.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of April 17, 2006 certain information with respect to beneficial ownership (as defined in Rule 13d-3 of the Securities and Exchange Act of 1934) of our common stock by (i) each person that is a director, (ii) each person named in the Summary Compensation Table, above, (iii) all such persons as a group and (iv) each person known to us to be the owner of more than 5% of our common stock.

                                                                   Percent of
                                            Number of Shares      Common Stock
              Name and Address(1)         Beneficially Owned(2)      Owned
      ---------------------------------   ---------------------   ------------

      Directors and Executive Officers:
      William Spier ...................          146,619(3)            1.5%
      Nathan Kahn .....................        4,777,523(4)           48.8%
      Sandra Kahn .....................        4,777,523(4)           48.8%
      Harvey Wrubel ...................          573,327(5)            5.7%
      Jack Bendheim ...................           12,000(6)              *
      Peter G. Howard .................           12,000(7)              *
      Nathan Mazurek ..................           12,000(8)              *
      Morris J. Smith .................                0                 *
      L. R. Milner ....................                0                 *
      All officers and directors
         as a group (9 persons) .......        5,533,469(9)           55.1%

----------
*     Less than 1%

(1) Unless otherwise indicated, the address of each person listed above is c/o Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 2,000 shares underlying options held by Mr. Spier that are currently exercisable or that will become exercisable within 60 days.

(4) Includes 24,000 shares underlying options held by Nathan and Sandra Kahn that are currently exercisable or that will become exercisable within 60 days. Nathan Kahn and Sandra Kahn share voting power and investment power with respect to all shares reported.

(5) Includes 210,000 shares underlying options held by Mr. Wrubel that are currently exercisable or that will become exercisable within 60 days.

(6) Consists of 12,000 shares underlying options held by Mr. Bendheim that are currently exercisable or that will become exercisable within 60 days..

(7) Consists of 12,000 shares underlying options held by Mr. Howard that are currently exercisable or that will become exercisable within 60 days..

(8) Consists of 12,000 shares underlying options held by Mr. Mazurek that are currently exercisable or that will become exercisable within 60 days..

(9) Includes 272,000 shares underlying options that are currently exercisable or that will become exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since January 1, 2005, the Company has not engaged in any transaction, or series of similar transactions, in which the amount involved exceeded $60,000 and in which any of its directors, executive officers or security holders who beneficially own in excess of 5% of the Company's outstanding common stock (or any of their immediate family members) had a direct or indirect material interest. In addition, none of the Company's directors have any, direct or indirect, business relationships with the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to us and written representations from certain of our executive officers and directors that no other such reports were required, we believe that during the period January 1, 2005 through December 31, 2005, all Section 16 filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with on a timely basis.

          APPROVAL OF THE EMPIRE RESOURCES, INC. 2006 STOCK OPTION PLAN

Introduction

      At the Annual Meeting, the Company will request stockholders to consider and act upon a proposal to approve the Empire Resources, Inc. 2006 Stock Option Plan (the "Plan"). The Plan is substantially similar to and will replace the Integrated Technology USA, Inc. 1996 Stock Option Plan, which is in effect and due to expire on July 29, 2006 (the "Prior Plan"). Shares remaining available for award under the Prior Plan will be available for award under the Plan.

Summary

      The following summary describes the material features of the but is not intended to be complete and is qualified in its entirety by reference to Annex A to this Proxy Statement.

Purpose and Eligibility for Participation

      The Plan is being established to permit the Company to grant options with respect to common stock of the Company ("Stock") to employees (presently approximately 50 persons), officers (presently 3 persons), directors (presently 9 persons), consultants or advisors of, and other persons providing goods or services to, the Company, any of its subsidiaries or any parent of the Company (collectively, unless the context otherwise requires, the "Company"). Such persons selected by the Plan Administrator (as defined below) will participate in the Plan.

      The stock options granted under the Plan may qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code").

Effective Date and Term of Plan

      The Plan became effective upon being approved by the Board of Directors of the Company (the "Board") on June 26, 2006, subject to shareholder approval of the Plan. No option may be granted under the Plan after June 26, 2016, but options previously granted may extend beyond that date.

Administration

      The Plan will be administered by the Board of Directors of the Company or, at the discretion of the Board, one or more committees of two or more directors appointed from time to time by the Board (collectively, the "Plan Administrator"); provided, however, that any grants of options to any "covered employee" (as defined in Section 162(m) of the Code) and the terms and conditions of such options shall be determined by a compensation committee comprised solely of two or more members of the Board who each qualifies as an "outside director" (as defined in Section 162(m) of the Code). Such compensation committee shall certify that the performance goals and any other material terms are satisfied with respect to any option and dividend equivalent rights intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

      The Plan Administrator shall have authority, not inconsistent with the express provisions of the Plan to: (i) grant options to such eligible persons;
(ii) determine the time or times for granting the options and the number of shares of Stock subject to each option; (iii) determine which options are incentive options; (iv) determine the terms and conditions of each option; (v) prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time;
(vi) accelerate the vesting of options; (vii) adopt, amend and rescind rules and regulations for the administration of the Plan, and (viii) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Any determination, decision or action of the Plan Administrator in connection with the construction, interpretation, administration or application of the Plan is final and conclusive on all persons participating in the Plan.

Number of Shares Subject to the Plan

      Subject to adjustment as provided in Section 8 of the Plan, the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be approximately 559,000, consisting of shares of Stock available for award as of the Effective Date under the Prior Plan) that are not subject to outstanding awards or that are not actually issued under outstanding awards for any reason, including without limitation any shares of Stock received as payment of the exercise price under such outstanding awards or withheld as payment of any requisite tax withholdings. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in the Plan. In addition, if any option granted under the Plan is exercised by the option holder delivering previously owned shares of Stock or by having shares of Stock otherwise deliverable under such option withheld as payment of the exercise price or any required tax withholdings, only the number of shares of Stock exceeding the number of shares so delivered or withheld shall be taken into account in determining the number of shares available for future grant within the limits set forth in the Plan. Shares delivered under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury.

Terms and Conditions of Options

      Annual Award Limits. Unless the Plan Administrator determines that an option is not intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the maximum number of shares of Stock with respect to which any options may be granted or measured under the Plan to any individual in any calendar year shall be 25,000 shares ("Annual Award Limit").

      Exercise Price. The exercise price of each option shall be determined by the Plan Administrator, provided that it may not be less than 100% (110% for an incentive option granted to a greater than ten-percent shareholder) of the fair market value per share of Stock at the time the option is granted. For purposes of the Plan, the fair market value of a share of Stock as of any date equals the mean between the high and low sales prices on the American Stock Exchange or other national securities exchange or the NASDAQ NMS on which the Stock is listed on such date, if not so listed or quoted, but quoted through NASDAQ (but not on its NMS), fair market value shall mean the mean between the closing reported bid and asked prices on such date, provided, however, that if fair market value is to be determined as described above and the Plan Administrator determines that such mean does not properly reflect fair market value, or if the Stock is not quoted on a securities exchange or through NASDAQ, then fair market value shall be determined by such other method as the Plan Administrator determines to be reasonable and consistent with applicable requirements of the Code.

      Duration of Options. The options granted will be exercisable during such period or periods as the Plan Administrator may specify, but in no event for a period of more than ten years (five years, in the case of an incentive option granted to a "greater than ten-percent shareholder") from the date the option was granted or such earlier date as may be specified by the Plan Administrator at the time the option is granted.

      Exercise of Options. At the time of the grant of an option, the Plan Administrator will specify whether the option is exercisable in full at any time prior to the expiration of its term or in installments (which may be cumulative or noncumulative). In the case of an option not immediately exercisable in full, the Plan Administrator may at any time accelerate the time at which all or any part of the option may be exercised. Payment in connection with the exercise of an option may be made in cash or by certified check, money order or bank draft. The Plan Administrator may also permit payment of any portion of the exercise price and any required tax withholdings by an option holder delivering previously owned shares, having shares withheld that were otherwise deliverable upon exercise, providing a full recourse, interest-bearing promissory note secured by the stock delivered upon exercise, delivering irrevocable instructions to a broker to sell shares acquired upon exercise and delivering proceeds to the Company.

      The Plan Administrator may require an individual exercising an option to remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Plan Administrator determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Stock received upon exercise, the Plan Administrator will require as a condition of exercise that the individual exercising the option agree to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and may require as a condition of exercise that the individual exercising the option give such security as the Plan Administrator deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Plan Administrator to preserve the adequacy of such security.

      Termination of Employment. An employee's options terminate immediately upon the termination of his employment with the Company, subject to the following exceptions: (i) if the termination is by reason of the death or disability of the employee, the unexercised portion of such options will continue to be exercisable for 12 months after such termination (but only to the extent that such options were exercisable immediately prior to the date of such termination and in no event beyond the original term of such options) and (ii) if the termination is for any other reason, excluding termination for cause, the unexercised portion of such options will continue to be exercisable for three months after such termination (but only to the extent, if any, that such options were exercisable immediately prior to the date of such termination and in no event beyond the original term of such options); provided, however, that the foregoing right of an option holder to exercise options following termination of employment is subject to the condition that the option holder did not conduct himself during the term of his employment or thereafter in a manner which adversely affects the Company. Notwithstanding the foregoing, the Plan Administrator in its discretion in any particular case may provide that upon termination of an employee's employment with the Company, the unexercised portion of his options will continue to be exercisable for a longer or shorter period than the period provided for in the preceding sentence; provided, however, that (i) in the case of an incentive option, the Plan Administrator may not provide for a shorter or longer period after the option is granted and, in any event, may not provide for a longer period except in the case where the employee's employment is terminated by reason of death and (ii) in the case of an option that is not an incentive option, the Plan Administrator may not provide for a shorter period after the option is granted. For purposes of this paragraph, employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Plan Administrator, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which
Section 424(a) of the Code applies.

      Delivery of Stock. The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and
(b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

      Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the person to whom granted may be exercised only by such person; provided, however, that an option that is not an incentive option may be otherwise transferred to the extent, if any, permitted by the Plan Administrator.

      Restrictions on Stock. The Plan Administrator may provide that shares of Stock purchased through the exercise of options under the Plan be subject to such restrictions on resale, including restrictions requiring resale to the Company at or below fair market value, or such other restrictions, as the Plan Administrator determines in its sole discretion, and shall take such steps as it deems necessary or appropriate to carry out the purposes of any such restriction; provided, however, that any such restrictions relating to the shares of Stock that may be purchased upon exercise of an option may not be provided for after the option has been granted.

      Dividend Equivalents. The Plan Administrator may grant dividend equivalents to option holders based on the dividends declared on Stock that is subject to any option. The grant of dividend equivalents will be treated as a separate award. Dividend equivalents will be credited to a notional account maintained by the Company, as of dividend payment dates during the period between the date the option is granted and the date the option is exercised, vested, expired, credited or paid. Such dividend equivalents will be converted to cash or shares by such formula and at such time and subject to such limitations as may be determined by the Plan Administrator. As determined by the Plan Administrator, dividend equivalents granted with respect to any option may be payable regardless of whether such option is subsequently exercised.

Mergers, Recapitalizations, Etc.

      In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of 50% or more of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of all or substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), then the Plan Administrator may in its discretion terminate all outstanding options by delivering notice of termination to each option holder; provided, however, that, during the 20-day period following the date on which such notice of termination is delivered, each option holder shall have the right to exercise in full all of his options that are then outstanding (without regard to any condition with respect to the exercise of any installment that relates to the passage of time).

      If an Acquisition Event occurs and the Plan Administrator does not terminate the outstanding options pursuant to the preceding paragraph, then the following provisions will apply. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Plan Administrator shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which options maybe granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding options, or portions there of then unexercised, shall be exercisable, (iii) the exercise price and other terms of outstanding options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding options shall be effective on the effective date of the event giving rise to such adjustment. The Plan Administrator may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration any other event (including, without limitation, accounting changes) if the Plan Administrator determines that such adjustment is appropriate to avoid enlargement or diminishment of the rights of any option holder. All determinations and adjustments made by the Plan Administrator as described in this paragraph are binding on all persons.

      The Plan Administrator may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

Compliance with Code Section 409A.

      To the extent that the Plan and/or options or other awards thereunder are subject to Code Section 409A, the Plan Administrator may, in its sole discretion and without the prior consent of any participant in the Plan, amend the Plan and/or options or awards thereunder, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any award from the application of Code Section 409A, (b) preserve the intended tax treatment of any such award, or (c) comply with the requirements of Code Section 409A, including any regulations that may be issued after the grant of any award. Notwithstanding the foregoing, neither the Plan Administrator nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

Timing of Payment

      All options or other awards under the Plan shall be paid or otherwise settled on or as soon as practicable after the applicable payment date and not later than the 15th day of the third month from the end of (i) the individual's tax year that includes the applicable payment date, or (ii) the Company's tax year that includes the applicable payment date, whichever is later. Such payment or payments are intended to comply with the "short-term deferral" exemption from the application of Code Section 409A. For purposes of this paragraph, "payment date" means the date such award is no longer subject to a "substantial risk of forfeiture" for purposes of Code Section 409A.

Rules Applicable to Awards Subject to Code Section 409A

      Delay of Payment Permitted Under Certain Circumstances. The Plan Administrator reserves the right to delay payment with respect to any option or other award under the following circumstances:

            o The Company reasonably anticipates that the deduction with respect to such payment otherwise would be limited or eliminated by application of Code Section 162(m). Any such delayed payment shall be made either at the earliest date at which the Company reasonably anticipates that the deduction of such payment will not be limited or eliminated by the application of Code Section 162(m) of the calendar year in which the holder ends his association with the Company.

            o The Company reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Company is a party, or other similar contract to which the Company is a party, and such violation will cause material harm to the Company. Any such delayed payment shall be made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause material harm to the Company.

            o The Company reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law. Any such delayed payment shall be made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation. For this purpose, the making of a payment under the Plan that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code shall not be treated as a violation of applicable law.

            o The Company may delay a payment upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

      Delay of Payment to a Specified Employee Pursuant to a Separation From Service. Notwithstanding any contrary provision in the Plan or any option or other award, any payment(s) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Code Section 409A) as a result of his or her separation from service shall be delayed for the first six months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

      No Assurances Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any options or other awards under the Plan. The Plan Administrator and the Company make no assurances to any person regarding the tax treatment of awards or payments made under the Plan. Neither the Plan Administrator or the Company has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any award under Code Section 409A.

Effect, Discontinuance, Cancellation, Amendment and Termination

      Neither adoption of the Plan nor the grant of options to an employee may affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

      The Plan Administrator may at any time discontinue granting options under the plan. With the consent of the option holder, the Plan Administrator may at any time cancel an existing option in whole or in part and grant the option holder another option for such number of shares as the Plan Administrator specifies. The Plan Administrator may at any time or times amend the Plan, provided that (i) no such amendment shall affect the rights of any option holder (without his consent) under any option previously granted, and (ii) without the approval of the stockholders of the Company, no such amendment shall (a) increase the maximum number of shares available under the Plan for delivery pursuant to the exercise of incentive options, (b) change the group of employees eligible to receive incentive options, (c) reduce the price at which incentive options may be granted, (d) extend the time within which incentive options may be granted, (e) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (f) amend the provisions of this paragraph. The Plan Administrator may at any time terminate the Plan as to any further grants of options.

Certain Federal Income Tax Consequences

      The statements in the following paragraphs of the principal U.S. federal income tax consequences of the options and dividend equivalent rights under the Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States. The law is technical and complex, and the factual circumstances to which the law applies are subject could vary considerably. Accordingly, the discussion below represents only a general summary and is not intended to address every situation. The following is not be considered as tax advice to any persons who may be participants in the Plan, and any such persons are advised to consult their own tax counsel.

Incentive Stock Options

      Incentive options ("ISOs") granted under the Plan are intended to meet the definitional requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code") for "incentive stock options." An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (1) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (2) the employee is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after the requisite periods referred to in clause (2) above, the ISO will be treated as an NSO (defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options." Further, if after exercising an ISO, an employee disposes of the Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period--thereby making a "disqualifying disposition"--the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, would generally be treated as capital gain. If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale. An employee who exercises an ISO by delivering shares of Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options

      Non-qualified stock options ("NSOs") granted under the Plan are options that do not qualify as ISOs. An employee who receives an NSO will not recognize any taxable income upon the grant of such NSO. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Stock at the time of exercise over the exercise price. As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred following the exercise of an NSO (the "Deferral Period") for any individual who is an executive officer or director of the Company or a beneficial owner of more than ten percent (10%) of any class of equity securities of the Company. Absent a Section 83(b) election, recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any. The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO will be subject in the case of any employee to both wage withholding and other employment taxes. A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income included by any employee with respect to his or her NSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply. If an individual exercises an NSO by delivering shares of Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Dividends and Dividend Equivalents

      An option holder may be granted, at the discretion of the Plan Administrator, dividend equivalent rights with respect to shares of Stock subject to an option granted under the Plan. In the event dividend equivalent rights are granted as to any share of Stock subject to an option, as of the same date and on the same terms as dividends are actually paid with respect to an outstanding share of stock, an amount equal to the amount of such dividend shall either be paid currently to such holder or credited to a notional account established by the Company in the name of such holder, as determined by the Plan Administrator in its discretion. The Plan Administrator also has considerable flexibility regarding the terms and conditions upon which such amounts credited to such notional account shall be paid to the option holder, including, without limitation, payment of such amounts before, on or after the option to which such dividend equivalent rights relate is exercisable. An option holder generally will recognize ordinary income with respect to the amount in cash or the fair market value of property paid in respect of dividend equivalents on the date such amounts are not transferable or subject to a substantial risk of forfeiture (as determined for purposes of Code, including Section 409A thereof). The ordinary income recognized by any option holder who is an employee with respect to the receipt of cash or other property under the Plan will be subject to both wage withholding and other employment taxes. The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control

      In general, if the total amount of payments to certain individuals that are contingent upon a "change in control" of the Company (as defined in Section 280G of the Code), including payments under the Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to the Company and the individual would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation

      Section 162(m) of the Code prohibits the deduction by a publicly held corporation of compensation paid to a "covered employee" in excess of $1 million per year, subject to exceptions for certain performance-based compensation. Generally, the Company's covered employees are those executive officers listed in the Summary Compensation Table above. All options to be granted under the Plan are required to have an exercise price per share of Stock that is equal to the fair market value of such share as of the date of grant and therefore could qualify as performance-based compensation if the other requirements of Section 162(m) are satisfied, including, among other requisites, the involvement of a compensation committee comprised solely of outside directors in making grants to and certifying the satisfaction of the performance goals and other material terms of the options. The Plan is being submitted for approval by the shareholders of the Company because such approval is one of the requirements in order for options under the Plan to qualify for the performance-based compensation exception. If approved by its stockholders and the other requirements are met, the Company believes that options granted under the Plan should qualify for the performance-based compensation exception to Section 162(m) of the Code. While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated by the Plan Administrator in light of the Company's overall compensation philosophy and objectives.

Other Information

      The closing price of a share of Empire Resources, Inc. common stock on April 24, 2006 was $45.20.

      No awards have been made under the Plan.

Board Recommendation

      The Board of Directors believes that the Empire Resources, Inc. 2006 Stock Option Plan is in the best interests of the Company and its stockholders and therefore recommends that the stockholders vote FOR the approval of the Empire Resources, Inc. 2006 Stock Option Plan. It is intended that the proxies will be voted in such manner unless otherwise directed.

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of December 31, 2005 regarding our only compensation plan, our 1996 Stock Option Plan, under which our common stock is authorized for issuance.

                                                     ----------------------------------------------------------

                                                                Equity Compensation Plan Information
                                                     ----------------------------------------------------------
                                                                                                   Number of
                                                                                                  securities
                                                                                                   remaining
                                                                                                 available for
                                                                                                    future
                                                                                                issuance under
                                                                                                    equity
                                                                                                 compensation
                                                     Number of securities   Weighted average   plans (excluding
                                                      to be issued upon    exercise price of      securities
                                                         exercise of          outstanding          reflected
                   Plan category                     outstanding options        options         in column (a))
--------------------------------------------------   --------------------  -----------------   ----------------
                                                             (a)                  (b)                 (c)
Equity compensation plans approved by security
   holders                                                       359,000                1.65            559,000

Equity compensation plans not approved by security
   holders                                                             -                   -                  -

Total                                                            359,000                1.65            559,000

                           THE 2006 STOCK OPTION PLAN

             Name and Position                  Dollar Value ($)(1)     Number of Units(1)
------------------------------------------      -------------------   ---------------------
Nathan Kahn .................................            -                       -
   Chief Executive Officer and President

Sandra Kahn .................................            -                       -
   Vice President, Chief Financial Officer,
   Treasurer and Secretary

Harvey Wrubel ...............................            -                       -
   Vice President of Sales

Executive Officer Group .....................            -                       -

Non-Executive Director Group ................            -                       -

Non-Executive Officer Employee Group ........            -                       -

(1) The benefits under the 2006 Stock Option Plan are not determinable because no options have been awarded under the 2006 Stock Option Plan, nor can such determination be made for the prior fiscal year.

                                  OTHER MATTERS

Stockholder Communications

      Our stockholders may communicate directly with the members of the Board of Directors or the individual Chairperson of standing committees of the Board of Directors by writing directly to the Board of Directors or any individual Board members, c/o Empire Resources, Inc., at the following address: One Parker Plaza, Fort Lee, New

Jersey 07024. Our policy is to forward without screening any mail received at our corporate office that is sent to the Board of Directors or any individual Board member.

Code of Ethics

      Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the Company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can review our Code of Business Conduct and Ethics on our website located at www.empireresources.com.

Other Matters of Business

      The board of directors does not know of any matters other than those described above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

                                  ANNUAL REPORT

      An annual report to stockholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with generally accepted accounting principles, is being distributed to all stockholders of record with this proxy statement. Additional copies of our annual report may be obtained without charge upon request to Sandra Kahn, Secretary, Empire Resources, Inc., One Parker Plaza, Fort Lee, New Jersey 07024.

                                       By Order of the Board of Directors,
                                       /s/ Sandra Kahn
                                       SANDRA KAHN
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Secretary

Fort Lee, New Jersey
April 28, 2006

                                     ANNEX A

                             EMPIRE RESOURCES, INC.
                             2006 STOCK OPTION PLAN

1.    Purpose.

            The purpose of the Empire Resources, Inc. 2006 Stock Option Plan (the "Plan") is to encourage and enable employees, officers and directors of Empire Resources Inc., or a parent (if any) or subsidiaries thereof (collectively, unless the context otherwise requires, the "Company"), consultants, and advisors to the Company, and other persons or entities providing goods or services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company ("Stock"). (Such directors, consultants, advisors, and other persons or entities providing goods or services to the Company and entitled to receive options hereunder being collectively referred to as the "Associates," and the relationship of the Associates to the Company being referred to as "association with" the Company.) Such ownership will provide such employees and Associates with a more direct stake in the future welfare of the Company and encourage them to remain employed by or associated with the Company. The Plan will also encourage qualified persons to seek and accept employment or association with the Company.

2.    Type of Options.

            Options granted pursuant to the Plan may (subject to the following two sentences) be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (as from time to time amended, the "Code") (any option that is intended so to qualify as an incentive stock option being referred to herein as an "incentive option"), or options that are not incentive options, or both. Incentive options may only be granted to "employees" as defined in the provisions of the Code or regulations thereunder applicable to incentive stock options.

3.    Effective Date and Term of Plan.

            The Plan became effective upon being approved by the Board of Directors of the Company (the "Board") on June 26, 2006, subject to shareholder approval of the Plan. No option may be granted under the Plan after June 26, 2016, but options previously granted may extend beyond that date.

4.    Administration.

      (a) Subject to the following sentence, the Plan shall be administered by the Board. The Board may delegate any and all of its authority and administrative powers and functions under the Plan to one or more committees of two or more directors appointed from time to time by the Board; provided that any grants of options to any "covered employee" (as defined in Section 162(m) of the Code) and any related matters shall be administered by a compensation committee comprised solely of "outside directors" (as defined in Section 162(m) of the Code). Each such committee to which any duties or authority is delegated as aforesaid is referred to herein as a "Committee". If there are multiple Committees, the authority, powers and functions delegated to each Committee may be different or the same. Unless otherwise provided by the Board resolution establishing a Committee, (i) a majority of the members of a Committee shall constitute a quorum, (ii) all determinations of the Committee shall be made by a majority of its members and (iii) any determination of the Committee may be made, without notice or meeting of the Committee, by a writing signed by a majority of the Committee members. Each reference herein to the "Plan Administrator" with respect to any authority, power or function shall mean the Board and/or any Committee to which the Board has delegated the power to exercise such authority or power or to perform such function, as the case may be.

      (b) The Plan Administrator shall have authority, not inconsistent with the express provisions of the Plan, (i) to grant options to such eligible employees and Associates of the Company as the Plan Administrator may select;
(ii) to determine the time or times when options shall be granted and the number of shares of Stock subject to each option; (iii) to determine which options are, and which options are not, incentive options; (iv) to determine the terms and conditions of each option; (v) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (vi) to accelerate the vesting of options;
(vii) to adopt, amend and rescind rules and regulations for the administration of the Plan, and (viii) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Any determination, decision or action of the Plan Administrator in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive on all persons participating in the Plan.

5.    Shares Subject to the Plan.

      (a)   Number of Shares.

            Subject to adjustment as provided in Section 8, the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be any shares of Stock available as of the Effective Date under the Integrated Technology USA, Inc. 1996 Stock Option Plan ("Prior Plan") that are not subject to outstanding awards or that are not actually issued under outstanding awards for any reason, including without limitation any shares of Stock received as payment of the exercise price under such outstanding awards or withheld as payment of any requisite tax withholdings. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 5(a). In addition, if any option granted under the Plan is exercised by the option holder delivering previously owned shares of Stock or by having shares of Stock otherwise deliverable under such option withheld as payment of the exercise price or any required tax withholdings, only the number of shares of Stock exceeding the number of shares so delivered or withheld shall be taken into account in determining the number of shares available for future grant within the limits set forth in this Section 5(a).

      (b)   Shares to be Delivered.

            Shares delivered under the Plan shall be authorized but unissued Stock or if the Plan Administrator so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

6.    Eligibility for Options.

            Options may be granted to such Employees and Associates of the Company as the Plan Administrator shall from time to time select (subject to the second sentence of Section 2 hereof). Receipt of options under the Plan or of awards under any other employee benefit plan of the Company shall not preclude an employee from receiving options or additional options under the Plan.

7.    Terms and Conditions of Options.

      (a) Annual Award Limits. Unless the Plan Administrator determines that an option is not intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the following limit ("Annual Award Limit") shall apply to options granted under the Plan: the maximum number of shares of Stock with respect to which any options may be granted or measured to any individual in any calendar year shall be 25,000 shares, subject to adjustment as provided in Section 8.

      (b) Special Rule for Incentive Options. Consistent with Section 422 of the Code and any regulations, notices or other official pronouncements of general applicability, to the extent the aggregate fair market value (determined in accordance with Section 7(b) as of the time the option is granted) of the shares of Stock with respect to which incentive options are exercisable for the first time by the optionee during any calendar year (under all plans of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall not be treated as incentive options. Nothing in this special rule shall be construed as limiting the exercisability of any option, unless the Plan Administrator expressly provides for such a limitation at time of grant.

      (c) Exercise Price. The exercise price of each option shall be determined by the Plan Administrator, subject to the following: the exercise price per share of stock shall not be less than 100% (110% for an incentive option granted to a greater than ten-percent shareholder) of the fair market value per share of Stock on the date the option is granted. A "greater than ten-percent shareholder" shall mean for purposes of the Plan any employee who at the time of grant owns directly, or is deemed to own by reason of the attribution rules set forth in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The fair market value of a share of Stock as of any date shall be determined for purposes of the Plan as follows: (i) if the Stock is listed on a securities exchange or quoted through the Automated Quotation National Market System of the National Association of Securities Dealers, Inc. ("NASDAQ"), the fair market value shall equal the mean between the high and low sales prices on such exchange or through such market system, as the case may be, on such day or in the absence of reported sales on such day, the mean between the closing reported bid and asked prices on such exchange or through such market system, as the case may be, on such day, (ii) if the Stock is not listed or quoted as described in the preceding clause but is quoted through NASDAQ (but not through the National Market System), the fair market value shall equal the mean between the closing bid and asked prices as quoted by the National Association of Securities Dealers, Inc., through NASDAQ for such day and (iii) if the Stock is not listed or quoted on a securities exchange or through NASDAQ, then the fair market value shall be determined by such other method as the Plan Administrator determines to be reasonable and consistent with applicable requirements of the Code and the regulations issued thereunder applicable to incentive options; provided, however, that if pursuant to clause (i) or (ii) fair market value is to be determined based upon the mean of bid and asked prices and the Plan Administrator determines that such mean does not properly reflect fair market value, then fair market value shall be determined by the Plan Administrator as provided in clause (iii).

      (d) Duration of Options. An option shall be exercisable during such period or periods as the Plan Administrator may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a "greater than ten-percent shareholder" as defined in Section 7(c)) from the date the option was granted or such earlier date as may be specified by the Plan Administrator at the time the option is granted.

      (e)   Exercise of Options.

            (1) At the time of the grant of an option, the Plan Administrator shall specify whether the option shall be exercisable in full at any time prior to the Final Exercise Date or in installments (which may be cumulative or noncumulative). In the case of an option not immediately exercisable in full, the Plan Administrator may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) The award forms or other instruments evidencing incentive options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and the regulations thereunder, as from time to time in effect.

            (3) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Plan Administrator and (b) payment in full for the number of shares for which the option is exercised.

            (4) In the case of an option that is not an incentive option, the Plan Administrator shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. In the case of an incentive option, if at the time the option is exercised the Plan Administrator determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Stock received upon exercise, the Plan Administrator (i) shall require as a condition of exercise that the individual exercising the option agree to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of Stock received upon exercise, and (ii) may require as a condition of exercise that the individual exercising the option give such security as the Plan Administrator deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Plan Administrator to preserve the adequacy of such security.

            (5) If an option is exercised by the executor or administrator of a deceased employee or Associate, or by the person or persons to whom the option has been transferred by the employee's or Associate's will or the applicable laws of descent and distribution or otherwise, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

      (f)   Termination of Employment.

            An employee's options shall terminate immediately upon the termination of his employment with the Company, subject to the following exceptions: (i) if the termination is by reason of the death or disability of the employee, the unexercised portion of such options shall continue to be exercisable for 12 months after such termination (but only to the extent that such options were exercisable immediately prior to the date of such termination and in no event beyond the original term of such options) and (ii) if the termination is for any other reason, excluding termination for cause, the unexercised portion of such options shall continue to be exercisable for three months after such termination (but only to the extent, if any, that such options were exercisable immediately prior to the date of such termination and in no event beyond the original term of such options); provided, however, that the foregoing right of an option holder to exercise options following termination of employment is subject to the condition that the option holder shall not have conducted himself during the term of his employment or thereafter in a manner which adversely affects the Company. Notwithstanding the foregoing, the Plan Administrator in its discretion in any particular case may provide that upon termination of an employee's employment with the Company, the unexercised portion of his options shall continue to be exercisable for a longer or shorter period than the period provided for in the preceding sentence; provided, however, that (i) in the case of an incentive option, the Plan Administrator may not provide for a shorter or longer period after the option is granted and, in any event, may not provide for a longer period except in the case where the employee's employment is terminated by reason of death and (ii) in the case of an option that is not an incentive option, the Plan Administrator may not provide for a shorter period after the option is granted. For purposes of this
Section 7(f), employment shall not be considered terminated (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Plan Administrator, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which
Section 424(a) of the Code applies.

      (g)   Payment for Stock.

            Stock purchased under the Plan upon exercise of an option shall be paid for as follows:

                  (i) in cash or by certified check or bank draft or money order payable to the order of the Company; or

                  (ii) with the consent of the Plan Administrator and to the extent permitted by it (not later than the time of grant, in the case of an incentive option) as follows:

                        (A) through the delivery of shares of Stock having a fair market value (determined as provided in Section 7(c)) on the date of exercise equal to the purchase price (but only if such shares have been held by the option holder for a period of time sufficient to prevent a pyramid exercise that would create a charge to the Company's earnings); or

                        (B) by delivery of a full recourse interest bearing promissory note of the option holder to the Company, secured by a pledge of the Stock being purchased, such note to be payable in the case of an incentive option, on such terms as are specified in the option (except that, in lieu of a stated rate of interest, an incentive option may provide that the rate of interest on the note will be such rate as is sufficient, at the time the note is given, to avoid the imputation of interest under the applicable provisions of the Code); provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid in cash or by a combination of cash and Stock; or

                        (C) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the option and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price, or

                        (D) by delivering a properly executed exercise notice together with instructions to withhold shares of Stock having a fair market value equal to the amount of the applicable exercise price and, at the option holder's election, any additional amount to satisfy any federal, state or local withholding tax requirements; and

                        (E) any combination of any of the foregoing payment methods provided for in this Section 7(g) or other form of payment reasonable acceptable to the Plan Administrator.

      (h)   Delivery of Stock.

            An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him under the Plan and any dividend equivalent rights awarded under the Plan. The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

      (i)   Nontransferability of Options.

            No option may be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the employee or Associate to whom granted may be exercised only by such employee or Associate; provided, however, that an option that is not an incentive option may be otherwise transferred to the extent, if any, permitted by the Plan Administrator.

      (j)   Restrictions on Stock.

            The Plan Administrator may provide that shares of Stock purchased through the exercise of options under the Plan be subject to such restrictions on resale, including restrictions requiring resale to the Company at or below fair market value, or such other restrictions, as the Plan Administrator in its sole discretion shall determine, and shall take such steps as it deems necessary or appropriate to carry out the purposes of any such restriction; provided, however, that any such restrictions relating to the shares of Stock that may be purchased upon exercise of an option may not be provided for after the option has been granted.

      (k) Dividend Equivalents. The Plan Administrator is hereby authorized to grant dividend equivalents to option holders based on the dividends declared on Stock that is subject to any option. The grant of dividend equivalents shall be treated as a separate award. Dividend equivalents shall be credited to a notional account maintained by the Company, as of dividend payment dates during the period between the date the option is granted and the date the option is exercised, vested, expired, credited or paid. Such dividend equivalents shall be converted to cash or shares by such formula and at such time and subject to such limitations as may be determined by the Plan Administrator. As determined by the Plan Administrator, dividend equivalents granted with respect to any option may be payable regardless of whether such option is subsequently exercised.

8.    Mergers, Recapitalizations. Etc.

      (a) In the event of a consolidation or merger in which the Company is not the surviving corporation or in the event of any transaction that results in the acquisition of substantially all or substantially all of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or other transfer of substantially all of the Company's assets (all the foregoing being referred to as "Acquisition Events"), then the Plan Administrator may in its discretion terminate all outstanding options by delivering notice of termination to each option holder; provided, however, that, during the 20-day period following the date on which such notice of termination is delivered, each option holder shall have the right to exercise in full all of his options that are then outstanding (without regard to any condition with respect to the exercise of any installment that relates to the passage of time). If an Acquisition Event occurs and the Plan Administrator does not terminate the outstanding options pursuant to the preceding sentence, then the provisions of Section 8(b) shall apply.

      (b) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities or property (including cash) of the Company or of another corporation by reason of a stock dividend, stock split or combination of shares (excluding the stock split effected by the Company on September 10, 1996), recapitalization or other change in the Company's capital stock, reorganization, merger, sale or other transfer of all or substantially all the Company's assets to another corporation, consolidation, or other transaction described in Section 424(a) of the Code, the Plan Administrator shall make appropriate adjustments (in such manner as it deems equitable in its sole discretion) in (i) the number and kind of shares of Stock, other securities or property for the purchase of which options maybe granted under the Plan, (ii) the number and kind of shares of Stock, other securities or property as to which outstanding options, or portions thereof then unexercised, shall be exercisable, (iii) the exercise price and other terms of outstanding options and (iv) any other relevant provisions of the Plan. Any adjustment of the Plan or in outstanding options shall be effective on the effective date of the event giving rise to such adjustment. The Plan Administrator may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration any other event (including, without limitation, accounting changes) if the Plan Administrator determines that such adjustment is appropriate to avoid enlargement or diminishment of the rights of any option holder. All determinations and adjustments made by the Plan Administrator pursuant to this Section 8(b) shall be binding on all persons.

      (c) The Plan Administrator may grant options under the Plan in substitution for options held by employees of another corporation who concurrently become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company of property or stock of the employing corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Plan Administrator considers appropriate in the circumstances.

      (d) Compliance with Code Section 409A. To the extent that the Plan and/or options or other awards thereunder are subject to Code Section 409A, the Plan Administrator may, in its sole discretion and without any Employee's or Associate's prior consent, amend the Plan and/or options or awards thereunder, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any award from the application of Code
Section 409A, (b) preserve the intended tax treatment of any such award, or (c) comply with the requirements of Code Section 409A, including any regulations that may be issued after the grant of any award. Notwithstanding the foregoing, neither the Plan Administrator nor the Company is obligated to ensure that awards comply with Code Section 409A or to take any actions to ensure such compliance.

            (1) Timing of Payment. All options or other awards under the Plan shall be paid or otherwise settled on or as soon as practicable after the applicable payment date and, except as permitted under this Article, not later than the 15th day of the third month from the end of (i) the individual's tax year that includes the applicable payment date, or (ii) the Company's tax year that includes the applicable payment date, whichever is later. Such payment or payments are intended to comply with the "short-term deferral" exemption from the application of Code Section 409A. For purposes of this subparagraph, "payment date" means the date such award is no longer subject to a "substantial risk of forfeiture" for purposes of Code Section 409A.

            (2) Delay of Payment Permitted Under Certain Circumstances. The Plan Administrator reserves the right to delay payment with respect to any option or other award under the following circumstances:

                  (i) The Company reasonably anticipates that the deduction with respect to such payment otherwise would be limited or eliminated by application of Code Section 162(m). Any such delayed payment shall be made either at the earliest date at which the Company reasonably anticipates that the deduction of such payment will not be limited or eliminated by the application of Code Section 162(m) of the calendar year in which the Employee or Associate ends his association with the Company.

                  (ii) The Company reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Company is a party, or other similar contract to which the Company is a party, and such violation will cause material harm to the Company. Any such delayed payment shall be made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause material harm to the Company.

                  (iii) The Company reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law. Any such delayed payment shall be made at the earliest date at which the Company reasonably anticipates that the making of the payment will not cause such violation. For this purpose, the making of a payment under the Plan that would cause inclusion in gross income or the application of any penalty provision or other provision of the Code shall not be treated as a violation of applicable law.

                  (iv) The Company may delay a payment upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

            (3) Delay of Payment to a Specified Employee Pursuant to a Separation From Service. Notwithstanding any contrary provision in the Plan or any option or other award, any payment(s) that are otherwise required to be made under the Plan to a "specified employee" (as defined under Code Section 409A) as a result of his or her separation from service shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter.

            (4) No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any options or other awards under the Plan. The Plan Administrator and the Company make no representations or assumptions to any person regarding the tax treatment of awards or payments made under the Plan. Neither the Plan Administrator or the Company has any obligation to take any action to prevent the assessment of any excise tax on any person with respect to any award under Code Section 409A.

9.    Limitation on Rights.

            Neither the adoption of the Plan nor the grant of options shall confer upon any employee any right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an employee at any time. Except as specifically provided by the Plan Administrator in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

10.   Effect, Discontinuance, Cancellation, Amendment and Termination.

      (a) Neither adoption of the Plan nor the grant of options to an employee shall affect the Company's right to grant to such employee options that are not subject to the Plan, to issue to such employees Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to employees.

      (b) The Plan Administrator may at any time discontinue granting options under the plan. With the consent of the option holder, the Plan Administrator may at any time cancel an existing option in whole or in part and grant the option holder another option for such number of shares as the Plan Administrator specifies. The Plan Administrator may at any time or times amend the Plan, provided that (i) no such amendment shall affect the rights of any option holder (without his consent) under any option previously granted, and (ii) without the approval of the stockholders of the Company, no such amendment shall (a) increase the maximum number of shares available under the Plan for delivery pursuant to the exercise of incentive options, (b) change the group of employees eligible to receive incentive options, (c) reduce the price at which incentive options may be granted, (d) extend the time within which incentive options may be granted, (e) alter the Plan in such a way that incentive options already granted hereunder would not be considered incentive stock options under Section 422 of the Code, or (f) amend the provisions of this Section 10(b). The Plan Administrator may at any time terminate the Plan as to any further grants of options.

                                  Appendix 1


                                                                 []          [ ]

                             EMPIRE RESOURCES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints William Spier and Nathan Kahn or any of them with full power of substitution, proxies to represent the undersigned stockholder and to vote at the annual meeting of Stockholders of Empire Resources, Inc. (the "Company") to be held on June 26, 2006 at 11:00 a.m. E.S.T., and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of Common Stock of the Company that the undersigned would be entitled to vote as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

                (Continued and to be signed on the reverse side)

[ ]                                                                    14475 [ ]

                        ANNUAL MEETING OF STOCKHOLDERS OF

                             EMPIRE RESOURCES, INC.

                                  June 26, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   | Please detach along perforated line and mail in the envelope provided. |

[ ]

------------------------------------------------------------------------------------------------------------------------------------
                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors:
                                                                                                                FOR  AGAINST ABSTAIN
                             NOMINEES:             2. Ratification of appointment of EISNER LLP, independent
[ ] FOR ALL NOMINEES         [ ] William Spier        auditors.                                                 [ ]    [ ]     [ ]
                             [ ] Nathan Kahn
[ ] WITHHOLD AUTHORITY       [ ] Sandra Kahn       3. Approval of the Empire Resources, Inc. 2006 Stock Option  [ ]    [ ]     [ ]
    FOR ALL NOMINEES         [ ] Harvey Wrubel        Plan.
                             [ ] Jack Bendheim
[ ] FOR ALL EXCEPT           [ ] L.R. Milner       The undersigned hereby authorizes the proxies, in their discretion, to vote on
    (See instructions below) [ ] Peter G. Howard   any other business as may properly be brought before the meeting or any
                             [ ] Nathan Mazurek    adjournment thereof.
                             [ ] Morris J. Smith

INSTRUCTION: To withhold authority to vote for any
             individual nominee(s), mark "FOR ALL
             EXCEPT" and fill in the circle next
             to each nominee you wish to withhold,
             as shown here:[ ]
--------------------------------------------------


--------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please     [ ]
note that changes to the registered name(s)
on the account may not be submitted via this
method.
--------------------------------------------------

                         ---------------------        -----------                           ---------------------        -----------
Signature of Stockholder                        Date:              Signature of Stockholder                       Date:
                         ---------------------        -----------                           ---------------------        -----------

   Note:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
           When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is
[ ]        a partnership, please sign in partnership name by authorized person.                                                  [ ]